UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 13, 2023
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SOTERA HEALTH COMPANY
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-39729	47-3531161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9100 South Hills Blvd, Suite 300
Broadview Heights, Ohio 44147
(Address of Principal Executive Offices) (Zip Code)
(440) 262-1410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which registered
Common stock, $0.01 par value per share	SHC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 13, 2023, the Board of Directors (the “Board”) of Sotera Health Company (the “Company”) increased the size of the Board from ten to eleven and appointed Karen A. Flynn to serve as a director of the Company effective November 13, 2023. Ms. Flynn most recently served as the Interim President of BioModalities of Catalent Pharma Solutions, Inc., a global provider of development and manufacturing solutions for drugs, biologics, cell and gene therapies and consumer health products.
Ms. Flynn will join the Board as a Class II director, and her term will expire with the terms of the other Class II directors at the 2025 annual meeting of shareholders.
Ms. Flynn is entering into a customary indemnification agreement with the Company in connection with her appointment as a director, consistent with those entered into with the Company’s other directors, pursuant to which the Company agrees to provide indemnification and advancement of expenses to the fullest extent permitted by law and the Company’s amended and restated certificate of incorporation and amended and restated bylaws. Ms. Flynn has been deemed to be “independent” in accordance with Rule 5605(a)(2) of the Nasdaq Marketplace Rules. There was no arrangement or understanding between Ms. Flynn and any other persons, pursuant to which Ms. Flynn was appointed to serve on the Board. Additionally, there are no transactions between Ms. Flynn and the Company that require disclosure pursuant to Item 404(a) of Securities and Exchange Commission Regulation S-K. As a director of the Company, Ms. Flynn will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation policy as described in the Company’s Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 13, 2023, which generally consists of an annual cash retainer for Board service and an annual grant of restricted stock units.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sotera Health Company (Registrant)

Date: November 13, 2023	By:	/s/ Alexander Dimitrief
Alexander Dimitrief
Senior Vice President, General Counsel and Secretary